UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 3, 2009
HANMI FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30421	95-4788120

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3660 Wilshire Boulevard, Penthouse Suite A
Los Angeles, California	90010

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (213) 382-2200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     This information set forth under “Item 2.02. Results of Operations and Financial Condition,” including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
     On August 6, 2009, Hanmi Financial Corporation (“Hanmi Financial”) issued a press release announcing its financial results for the three months ended June 30, 2009. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.
Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     On August 3, 2009, the Audit Committee of Hanmi Financial concluded, based upon the recommendation of management and the findings of a recent bank regulatory examination, that Hanmi Financial’s previously filed unaudited consolidated financial statements as of and for the three months ended March 31, 2009, as reported in its Quarterly Report on Form 10-Q, can no longer be relied upon due to an understatement of its allowance for loan losses. As a result, Hanmi Financial intends to promptly amend its Form 10-Q for the quarter ended March 31, 2009, as well as other previously filed regulatory reports for the first quarter of 2009, as soon as practicable. Hanmi Bank (the “Bank”), Hanmi Financial’s wholly-owned subsidiary, also intends to promptly amend its Call Report for the three months ended March 31, 2009 to reflect this same adjustment.
     The allowance for loan losses will be increased to reflect an adjustment to the qualitative reserve factors that the Bank utilized in calculating its allowance for loan losses as of March 31, 2009. The increases in the qualitative reserve factors will reflect first quarter trends in delinquent, classified and non-performing loans in the Bank’s loan portfolio raised as part of the recent bank regulatory examination. The restatement also will reflect certain loan grading changes that also occurred as a result of the recent regulatory examination. As a result of these findings, Hanmi Financial’s management concluded that the Bank’s allowance for loan losses as of March 31, 2009 should be increased by $21.0 million, through a charge to provision for credit losses, to reflect these matters.
     The decision to restate the unaudited consolidated financial statements as of and for the three months ended March 31, 2009 was approved by the Audit Committee of the Board of Directors of Hanmi Financial on August 3, 2009. The Audit Committee and members of Hanmi Financial’s executive management discussed the matters disclosed in this Item 4.02(a) with KPMG LLP, its independent registered public accounting firm.
     Management is also assessing the effect of this restatement on its internal controls over financial reporting and disclosure controls and procedures. Management does not expect to reach a conclusion on its internal controls over financial reporting and disclosure controls and procedures until the completion of the restatement process.
     A copy of the press release addressing the matters described above is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     Forward-Looking Statements
     This release contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ from those expressed or implied by the forward-looking statement. These factors include the following: failure to maintain adequate levels of capital and liquidity to support our operations; the effect of regulatory orders we have entered into and potential future supervisory action against us or Hanmi Bank; general economic and business conditions internationally, nationally and in those areas in which we operate; volatility and deterioration in the credit and equity markets; changes in consumer spending, borrowing and savings habits; availability of capital from private and government sources; the ability of Leading to complete the transactions contemplated by the Securities Purchase Agreement; demographic changes; competition for loans and deposits and failure to attract or retain loans and deposits; fluctuations in interest rates and a decline in the level of our interest rate spread; risks of natural disasters related to our real estate portfolio; risks associated with Small Business Administration (“SBA”) loans; failure to attract or retain key employees; changes in governmental regulation, including, but not limited to, any increase in FDIC insurance premiums; ability to receive regulatory approval for Hanmi Bank to declare dividends to Hanmi Financial; adequacy of our allowance for loan losses, credit quality and the effect of credit quality on our provision for credit losses and allowance for loan losses; changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements; our ability to successfully integrate acquisitions we may make; our ability to control expenses; and changes in securities markets. In addition, we set forth certain risks in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and current and periodic reports filed with the Securities and Exchange Commission thereafter, which could cause actual results to differ from those projected. You should understand that it is not possible to predict or identify all such risks. Consequently, you should not consider such disclosures to be a complete discussion of all potential risks or uncertainties. We undertake no obligation to update such forward-looking statements except as required by law.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
99.1	Press Release, dated August 6, 2009, issued by Hanmi Financial Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2009	HANMI FINANCIAL CORPORATION
	By:	/s/ Jay S. Yoo
Jay S. Yoo
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated August 6, 2009, issued by Hanmi Financial Corporation